Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (the “Amendment”) is made effective January 5, 2012 (the “Effective Date”) by and between ST. LOUIS SURGICAL PROPERTIES, LC, a Missouri limited liability company, as “Seller” and CARTER VALIDUS PROPERTIES, LLC, a Delaware limited liability company, as “Buyer”.

RECITALS

A. Seller and Buyer entered into that certain Purchase Agreement with an Effective Date of December 22, 2011 (the “Contract”) for a certain tract or parcel of land and all improvements thereon, including the building located in Creve Coeur, Missouri (the “Property”).

B. The parties have agreed to extend the Review Period.

NOW THEREFORE, for ten dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing Recitals are true and correct and are incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Contract.

2. Review Period. Section 4.01 of the Contract is amended by deleting the date of the thirtieth (30th) day following the Effective Date and inserting in lieu thereof the date of January 31, 2012.

3. Closing. Section 6.01 of the Contract is amended to provide that Closing will occur on the earlier of the date which is (i) February 23, 2012 or (ii) such other date or time as the parties mutually agree (the “Closing Date”).

4. Ratification. Except as modified hereby, all terms and conditions of the Agreement remain in full force and effect and are hereby ratified and confirmed.

5. Counterparts. This Amendment may be executed in one or more counterparts and transmitted via facsimile, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals effective as of the Effective Date.

WITNESSES:	SELLER:

ST. LOUIS SURGICAL PROPERTIES, LC, a Missouri limited liability company

	By:	/s/ John D. Hirsch, MD
Print Name:	Print Name:	John D. Hirsch, MD
	Title:	Co-Chairman SLSP, LC

Print Name:

WITNESSES:		BUYER:

CARTER VALIDUS PROPERTIES, LLC, a Delaware limited liability company

	/s/ Lisa Drummond	By:	/s/ John E. Carter
Print Name:	Lisa Drummond	Print Name:	John E. Carter
		Title:	Manager

/s/ Lisa Collado
Print Name:	Lisa Collado